UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 26, 2007
                                                --------------------------------

                Morgan Stanley ABS Capital I Inc. Trust 2007-HE5
              -----------------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
              -----------------------------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
              -----------------------------------------------------
               (Exact name of sponsor as specified in its charter)

          Delaware                333-130694-25                13-3939229
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(State or other jurisdiction      (Commission                 (IRS Employer
of incorporation of depositor)    File Number                Identification No.
                               of issuing entity)              of depositor)

1585 Broadway, New York, New York                                 10036
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(Address of principal executive offices of depositor)    (Zip Code of depositor)

Registrant's telephone number, including area code   (212) 761-4000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On April 26, 2007, Morgan Stanley ABS Capital I Inc. (the "Depositor") caused the issuance of the Morgan Stanley ABS Capital I Inc. Trust 2007-HE5 Mortgage Pass-Through Certificates, Series 2007-HE5 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, National Association, as master servicer, as securities administrator and as a custodian. The Class A-1, Class A-2a, Class A-2b, Class A-2c, Class A-2d, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $1,132,272,000, were sold to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an Underwriting Agreement, dated as of April 24, 2007, by and between the Depositor and the Underwriter.

      The Class X and Class P Certificates were sold to Morgan Stanley Mortgage Capital Inc. (the "Sponsor") on April 26, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act.

      The Class R and Class RX Certificates were sold to the Underwriter on April 26, 2007 in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds of the sale of the Class X, Class P, Class R and Class RX Certificates were applied to the purchase of the mortgage loans from the Sponsor.

      Attached as exhibits are certain other agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated April 24, 2007, among the Depositor and the Underwriter.

Exhibit 4 Pooling and Servicing Agreement, dated as of April 1, 2007, by and among the Depositor, as depositor, Saxon Mortgage Services, Inc., as a servicer, Countrywide Home Loans Servicing LP, as a servicer, WMC Mortgage Corp., as a responsible party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank National Association, as a custodian, Wells Fargo Bank, National Association, as master servicer, as securities administrator and as a custodian, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 The Fifth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 1, 2006, by and between WMC Mortgage Corp. and the Sponsor (included as Exhibit O to Exhibit 4).

Exhibit 10.2 The Fourth Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of May 1, 2006, by and between Decision One Mortgage Company, LLC and the Sponsor (included as Exhibit P to Exhibit 4).

Exhibit 10.3 ISDA Master Agreement, dated as of April 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.4 Schedule to the Master Agreement, dated as of April 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.5 Credit Support Annex, dated April 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.6 Confirmation, dated April 26, 2007, by and between Morgan Stanley Capital Services Inc., the swap provider, and Wells Fargo Bank, National Association, a national banking association, as securities administrator (included as part of Exhibit W to Exhibit 4).

Exhibit 10.7 Guarantee, dated April 26, 2007, by Morgan Stanley (included as part of Exhibit W to Exhibit 4).

Exhibit 10.8 Countrywide Amendment Regulation AB, dated as of January 26, 2006, by and among Countrywide Home Loans, Inc., Countrywide Home Loans Servicing LP and the Sponsor (included as part of Exhibit BB to Exhibit 4).

Exhibit 10.9 Representations and Warranties Agreement, dated as of April 26, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

Exhibit 10.10 Interest Rate Cap Agreement, dated as of April 26, 2007, by and between Morgan Stanley Capital Services Inc., the cap provider and Wells Fargo Bank, National Association, as securities administrator (included as part of Exhibit DD to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 16, 2007                        MORGAN STANLEY ABS CAPITAL I INC.


                                          By:   /s/ Steven Shapiro
                                             -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Vice President

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                  Paper (P) or
Exhibit No.      Description                                   Electronic (E)
-----------      -----------                                   --------------

1                 Underwriting Agreement, dated April 24,           (E)
                  2007, among the Depositor and the
                  Underwriter.

4                 Pooling and Servicing Agreement, dated as         (E)
                  of April 1, 2007, by and among the
                  Depositor, as depositor, Saxon Mortgage
                  Services, Inc., as a servicer, Countrywide
                  Home Loans Servicing LP, as a servicer,
                  WMC Mortgage Corp., as a responsible
                  party, Decision One Mortgage Company, LLC, as a responsible party, LaSalle Bank
                  National Association, as a custodian,
                  Wells Fargo Bank, National Association, as master servicer, as securities administrator and as a custodian, and Deutsche Bank National Trust Company, as trustee.

10.1              The Fifth Amended and Restated Mortgage           (E)
                  Loan Purchase and Warranties Agreement,
                  dated as of November 1, 2006, by and
                  between WMC Mortgage Corp. and the Sponsor
                  (included as Exhibit O to Exhibit 4).

10.2              The Fourth Amended and Restated Mortgage          (E)
                  Loan Purchase and Warranties Agreement,
                  dated as of May 1, 2006, by and between
                  Decision One Mortgage Company and the
                  Sponsor (included as Exhibit P to Exhibit
                  4).

10.3              ISDA Master Agreement, dated as of April          (E)
                  26, 2007, by and between Morgan Stanley
                  Capital Services Inc., the swap provider, and Wells Fargo Bank, National
                  Association, a national banking
                  association, as securities administrator
                  (included as part of Exhibit W to Exhibit
                  4).

10.4              Schedule to the Master Agreement, dated as        (E)
                  of April 26, 2007, by and between Morgan
                  Stanley Capital Services Inc., the swap
                  provider, and Wells Fargo Bank, National
                  Association, a national banking
                  association, as securities administrator
                  (included as part of Exhibit W to Exhibit
                  4).

10.5              Credit Support Annex, dated April 26,             (E)
                  2007, by and between Morgan Stanley
                  Capital Services Inc., the swap provider, and Wells Fargo Bank, National
                  Association, a national banking
                  association, as securities administrator
                  (included as part of Exhibit W to Exhibit
                  4).

10.6              Confirmation, dated April 26, 2007, by and        (E)
                  between Morgan Stanley Capital Services
                  Inc., the swap provider, and Wells Fargo
                  Bank, National Association, a national
                  banking association, as securities
                  administrator (included as part of Exhibit
                  W to Exhibit 4).

10.7              Guarantee, dated April 26, 2007, by Morgan        (E)
                  Stanley (included as part of Exhibit W to Exhibit 4).

10.8              Countrywide Amendment Regulation AB, dated        (E)
                  as of January 26, 2006, by and among
                  Countrywide Home Loans, Inc., Countrywide
                  Home Loans Servicing LP and the Sponsor
                  (included as part of Exhibit BB to Exhibit
                  4).

10.9              Representations and Warranties Agreement,         (E)
                  dated as of April 26, 2007, by and between the Depositor and the Sponsor (included as part of Exhibit CC to Exhibit 4).

10.10             Interest Rate Cap Agreement, dated as of          (E)
                  April 26, 2007, by and between Morgan
                  Stanley Capital Services Inc., the cap
                  provider and Wells Fargo Bank, National
                  Association, as securities administrator
                  (included as part of Exhibit DD to Exhibit
                  4).